Exhibit 10.8

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Amendment No. 1, dated as of June 28, 2011 (this “Amendment”) to the Credit Agreement, dated as of January 18, 2007, as amended and restated as of February 16, 2007 and amended by the Term Loan Increase Joinder dated October 24, 2007, among Mattress Holding Corp., a Delaware corporation (the “Borrower”), Mattress Holdco, Inc., a Delaware corporation (“Holdings”), the lenders party thereto, the subsidiary guarantors party thereto, UBS Securities LLC, as sole arranger and sole bookrunner and as syndication agent and UBS AG, Stamford Branch, as issuing bank, administrative agent and collateral agent (the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, Section 10.02 of the Credit Agreement permits the Borrower and the Required Lenders to enter into amendments or waivers to the Credit Agreement; and

WHEREAS, the Required Lenders and the Borrower desire to amend the Credit Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.              Amendments

(a)           The definitions of “Consolidated Lease Expense” and “Consolidated Revenues” in Section 1.01 of the Credit Agreement shall be deleted in their entirety.

(b)           The definition of “Loan Document” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety the definition as follows:

““Loan Documents” shall mean this Agreement, amendments and joinders to this Agreement, the Letters of Credit, the Notes (if any), and the Security Documents and, solely for purposes of paragraph (e) of Section 8.01, the Commitment Letter and the Fee Letter.”

(c)           The definition of “Pro Forma Basis” in Section 1.01 of the Credit Agreement is hereby amended by deleting the words “Sections 6.10 and 6.18” in the second sentence and replacing it with “Section 6.10”.

(d)           Section 6.10(c) of the Credit Agreement is hereby amended by (i) deleting the words “$20.0 million” in the row for FY2011 and replacing it with “35.0 million” and (ii) deleting the words “$20 million” in the rows FY2012 and FY2013 and replacing it with “$40.0 million”.

(e)           Section 6.18 of the Credit Agreement is hereby amended by deleting such Section 6.18 in its entirety and replacing it with “[Intentionally Omitted]”.

Section 2.              Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date when, and only when, each of the following conditions precedent shall have been (or are or will be substantially concurrently therewith) satisfied (the “Amendment No. 1 Effective Date”):

(a)           the Administrative Agent shall have received this Amendment, duly executed by the Borrower and a number of Lenders sufficient to constitute the Required Lenders;

(b)           the representations and warranties in Article 5 of the Credit Agreement and Section 3 of this Amendment shall be true and correct in all material respects as of the Amendment No. 1 Effective Date (provided that to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties are true and correct in all material respects as of such earlier date; provided, further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects on such respective dates); and

(c)           the Borrower shall have paid all fees and expenses payable to the Lenders and the Administrative Agent, pursuant to Section 4 hereof.

The Administrative Agent shall notify the Borrower in writing when the Amendment No. 1 Effective Date has occurred.

Section 3.              Representations and Warranties

On and as of the Amendment No. 1 Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a)           This Amendment No. 1 has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)           the representations and warranties of the Borrower and each other Loan Party contained in Article 5 of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Amendment No. 1 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties are true and correct in all material respects as of such earlier date; provided, further that, any representation and

2

warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects on such respective dates; and

(c)           At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 4.              Fees and Expenses

(a)           The Borrower agrees to pay on demand in accordance with the terms of Section 10.03 of the Credit Agreement all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent (including all reasonable fees and out-of-pocket expenses of Cahill Gordon & Reindel LLP) in connection with the preparation, negotiation and execution of this Amendment.

(b)           Each Lender which shall have duly executed and delivered to the Borrower and the Administrative Agent this Amendment prior to 5:00 p.m., New York City time, on June 24, 2011 (as such time and date may be extended by the Borrower) shall be paid by the Borrower on the Amendment No. 1 Effective Date a fee equal to 0.50% multiplied by the sum of the aggregate outstanding principal amount of Term Loans and the Revolving Credit Commitments (whether used or unused) of such Lender, in each case as set forth on the Register maintained by the Administrative Agent on such date.

Section 5.              Reference to and Effect on the Loan Documents

(a)           Except as specifically amended above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(b)           Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, Holdings, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents or for any purpose.

(c)           Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.

(d)           This Amendment is a Loan Document.  For the avoidance of doubt, the indemnification provisions set forth in Section 10.03 of the Credit Agreement shall apply to this Amendment.

3

Section 6.              Execution in Counterparts

This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of an executed counterpart by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7.              Governing Law

THIS AMENDMENT SHALL BE CONTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 8.              Headings

Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

Section 9.              Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 10.            Severability

The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

Section 11.            Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 12.            Waiver of Jury Trial

EACH PARTY TO THIS AMENDMENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER

4

PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.

[SIGNATURE PAGES FOLLOW]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

MATTRESS HOLDING CORP.,
as Borrower

By:	/s/ Jim R. Black
	Name:	Jim R. Black
	Title:	Executive Vice President,
Chief Financial Officer,
Secretary and Treasurer

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

UBS AG, STAMFORD BRANCH,
as Administrative Agent

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

[If a second signature is required]

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

CONFLUENT 4 LIMITED,
As Lender

By:	Loomis, Sayles & Company, L.P.,
As Sub-Manager

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

,
as a Lender

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

LOOMIS SAYLES CLO I, LTD.
As Lender

By:	Loomis, Sayles & Company, L.P.,
Its Collateral Manager

By:	LOOMIS Sayles & Company, Incorporated,
Its General Partner

,
as a Lender

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

SUNTRUST BANK,
as a Lender

By:	/s/ William S. Krueger
	Name:	William S. Krueger
	Title:	First Vice President

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

BLUEMOUNTAIN CLO III LTD.
BY: BLUEMOUNTAINCAPITAL MANAGEMENT, LLC
Its Collateral Manager

,
as a Lender

By:	/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

BLUEMOUNTAIN CLO III LTD.
BY: BLUEMOUNTAINCAPITAL MANAGEMENT, LLC
Its Collateral Manager

,
as a Lender

By:	/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

BLUEMOUNTAIN CLO III LTD.
BY: BLUEMOUNTAINCAPITAL MANAGEMENT, LLC
Its Collateral Manager

,
as a Lender

By:	/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

BLUEMOUNTAIN CLO III LTD.
BY: BLUEMOUNTAINCAPITAL MANAGEMENT, LLC
Its Collateral Manager

,
as a Lender

By:	/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Sanford C. Bernstein - Intermediate Duration Portfolio,
,
as Lender

By:	AllianceBernstein

By:	/s/ Michael E. Sohr
	Name:	MICHAEL E. SOHR
	Title:	SENIOR VICE PRESIDENT

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Oregon State Treasury,
,
as a Lender

By:	AllianceBernstein

By:	/s/ Michael E. Sohr
	Name:	MICHAEL E. SOHR
	Title:	SENIOR VICE PRESIDENT

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

ABCLO 2007-1, Ltd.,
,
as a Lender

By:	AllianceBernstein

By:	/s/ Michael E. Sohr
	Name:	MICHAEL E. SOHR
	Title:	SENIOR VICE PRESIDENT

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

AllianceBernstein Income Fund Inc.,
,
as a Lender

By:	AllianceBernstein

By:	/s/ Michael E. Sohr
	Name:	MICHAEL E. SOHR
	Title:	SENIOR VICE PRESIDENT

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kelly Nash
	Name:	Kelly Nash
	Title:	Corporate Banking Officer

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO V, LTD.
as a Lender

By:	/s/ Kelli C. Marti
	Name:	Kelli C. Marti
	Title:	Senior Vice President

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Denali Capital LLC, managing member of
DC Funding Partners LLC, collateral manager for
DENALI CAPITAL CLO VII, LTD.
as a Lender

By:	/s/ Kelli C. Marti
	Name:	Kelli C. Marti
	Title:	Senior Vice President

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Denali Capital LLC, managing member of
DC Funding Partners LLC, investment manager tor
DENALI CAPITAL CREDIT OPPORTUNITY FUND FINANCING, LTD.
as a Lender

By:	/s/ Kelli C. Marti
	Name:	Kelli C. Marti
	Title:	Senior Vice President

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

NAVIGATOR CDO 2005, LTD., as a Lender

By:	GE Capital Debt Advisors LLC, as Collateral Manager

	By:	/s/ John Campos
		Name:	John Campos
		Title:	Authorized Signatory

NAVIGATOR CDO 2006, LTD., as a Lender

By:	GE Capital Debt Advisors LLC, as Collateral Manager

	By:	/s/ John Campos
		Name:	John Campos
		Title:	Authorized Signatory

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

CIFC Funding 2007-III, Ltd.,
By:	CIFC Investment Management LLC,
its Collateral Manager

as a Lender

	By:	/s/ Stephen J. Vaccaro
		Name:	Stephen J. Vaccaro
		Title:	Authorized Signatory

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Prospero CLO I, B.V.
Veritas CLO I, B.V.
Veritas CLO II, B.V.,
,
as a Lender

By:	/s/ Josephine Shin
	Name:	Josephine Shin
	Title:	Senior Vice President

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ Peter F. Crispino
	Name:	Peter F. Crispino
	Title:	Duly Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Cornerstone CLO Ltd.
By Stone Tower Debt Advisors LLC
As Its Collateral Manager
,
as a Lender

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

If a second signature is required

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Granite Ventures II Ltd.
By Stone Tower Debt Advisors LLC
As Its Collateral Manager
,
as a Lender

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

If a second signature is required

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Granite Ventures III Ltd.
By Stone Tower Debt Advisors LLC
As Its Collateral Manager
,
as a Lender

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

If a second signature is required

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Rampart CLO 2007 Ltd.
By Stone Tower Debt Advisors LLC
As Its Collateral Manager
,
as a Lender

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

If a second signature is required

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Stone Tower CLO III Ltd.
By Stone Tower Debt Advisors LLC
As Its Collateral Manager
,
as a Lender

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

If a second signature is required

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Stone Tower CLO IV Ltd.
By Stone Tower Debt Advisors LLC
As Its Collateral Manager
,
as a Lender

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

If a second signature is required

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Stone Tower CLO V Ltd.
By Stone Tower Debt Advisors LLC
As Its Collateral Manager
,
as a Lender

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

If a second signature is required

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Stone Tower CLO VI Ltd.
By Stone Tower Debt Advisors LLC
As Its Collateral Manager
,
as a Lender

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

If a second signature is required

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Stone Tower CLO VII Ltd.
By Stone Tower Debt Advisors LLC
As Its Collateral Manager
,
as a Lender

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

If a second signature is required

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Stone Tower Credit Funding I Ltd.
By Stone Tower Fund Management LLC
As Its Collateral Manager
,
as a Lender

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

If a second signature is required

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

SANDS POINT FUNDING LTD.,
as a Lender

By:	Guggenheim Investment Management, LLC
as Collateral Manager

	By:	/s/ Kaitlin Trinh
		Name:	KAITLIN TRINH
		Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Claymore/Guggenheim Strategic Opportunities Fund,
as a Lender

By:	Guggenheim Partners Asset Management, LLC

	By:	/s/ Kaitlin Trinh
		Name:	KAITLIN TRINH
		Title:	Portfolio Manager

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

KENNECOTT FUNDING LTD.,
as a Lender

By:	Guggenheim Investment Management, LLC
as Collateral Manager

	By:	/s/ Kaitlin Trinh
		Name:	KAITLIN TRINH
		Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Green Lane CLO Ltd.,
as a Lender

By:	Guggenheim Investment Management, LLC
as Collateral Manager

	By:	/s/ Kaitlin Trinh
		Name:	KAITLIN TRINH
		Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

1888 FUND, LTD.,
as a Lender

By:	Guggenheim Investment Management, LLC
as Collateral Manager

	By:	/s/ Kaitlin Trinh
		Name:	KAITLIN TRINH
		Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Intel Corporation Profit Sharing Retirement Plan,
as a Lender

By:	Guggenheim Partners Asset Management, LLC

	By:	/s/ Kaitlin Trinh
		Name:	KAITLIN TRINH
		Title:	Portfolio Manager

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

COPPER RIVER CLO LTD.,
as a Lender

By:	Guggenheim Investment Management, LLC
as Collateral Manager

	By:	/s/ Kaitlin Trinh
		Name:	KAITLIN TRINH
		Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Green Island CBNA Loan Funding LLC,
as a Lender

By:	/s/ Lynette Thompson
	Name:	Lynette Thompson
	Title:	Director

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Telos CLO 2007-2, Ltd.,
as a Lender

By:	Tricadia Loan Management
as Collateral Manager

By:	/s/ John McCormick
	Name:	John McCormick
	Title:	Senior Managing Director

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

WhiteHorse V, Ltd.
By:	WhiteHorse Capital Partners, L.P.,
as Collateral Manager
By:	WhiteRock Asset Advisor, LLC, its G.P.

By:	/s/ Jay Carvell
	Name:	Jay Carvell
	Title:	Manager

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

OCEAN TRAILS CLO II

By:	West Gate Horizons Advisors LLC,
as Investment Manager
as a Lender

By:	/s/ Heidimarie Skor
	Name:	Heidimarie Skor
	Title:	Senior Credit Analyst

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

CANARAS SUMMIT CLO LTD
By:	Canaras Capital Management LLC
As Sub-Investment Adviser

as a Lender

By:	/s/ Benjamin S. Steger, CFA
	Name:	Benjamin S. Steger, CFA®
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

LightPoint CLO VIII, Ltd.
as a Lender
By Neuberger Berman Fixed Income LLC, as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

OCTAGON INVESTMENT PARTNERS VII, LTD.,
By:	Octagon Credit Investors, LLC
as collateral manager

OCTAGON INVESTMENT PARTNERS VIII, LTD.
By:	Octagon Credit Investors, LLC
as collateral manager

OCTAGON INVESTMENT PARTNERS X, LTD.
By:	Octagon Credit Investors, LLC
as Collateral Manager

OCTAGON INVESTMENT PARTNERS XI, LTD.
By:	Octagon Credit Investors, LLC
as Collateral Manager

HAMLET II, LTD.
By:	Octagon Credit Investors, LLC
as Portfolio Manager

US Bank N.A., solely as trustee of the Doll Trust (for
Qualified Institutional Investors only), (and not in
its individual capacity)
By:	Octagon Credit Investors, LLC
as Portfolio Manager

Potential CLO I Ltd.
By:	Octagon Credit Investors, LLC
as Attorney in Fact

,
as a Lender

By:	/s/ Donald C. Young
	Name:	Donald C. Young
	Title:	Senior Portfolio Manager

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

GOLDMAN SACHS ASSET MANAGEMENT CLO,
PUBLIC LIMITED COMPANY
By:	Goldman Sachs Asset Manager, L.P. as Manager,
as a Lender

By:	/s/ Srivathsa Gopinath
	Name:	Srivathsa Gopinath
	Title:	Vice President

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

ATLANTIS FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager
,
as a Lender

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

AVALON CAPITAL LTD. 3
By:	INVESCO Senior Secured Management, Inc.
As Asset Manager
,
as a Lender

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

BELHURST CLO LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager
,
as a Lender

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

BLT 2009 – 1 LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager
,
as a Lender

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

CHAMPLAIN CLO, LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager
,
as a Lender

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Confluent 3 Limited.
By:	Invesco Senior Secured Management, Inc.
As Investment Manager
,
as a Lender

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc.
as Investment Adviser
,
as a Lender

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Invesco Van Kampen Dynamic Credit Opportunities Fund
By:	Invesco Senior Secured Management, Inc. as Sub-Adviser
,
as a Lender

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Invesco Floating Rate Fund
By:	INVESCO Senior Secured Management, Inc.
As Sub-Adviser
,
as a Lender

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

KATONAH V, LTD.
By:	INVESCO Senior Secured Management, Inc.
As Investment Manager
,
as a Lender

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

LIMEROCK CLO I
By:	INVESCO Senior Secured Management, Inc.
As Investment Manager
,
as a Lender

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC
By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager
,
as a Lender

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Invesco Prime Income Trust
By:	Invesco Senior Secured Management, Inc. as Sub-Adviser
,
as a Lender

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Morgan Stanley Investment Management Croton, Ltd.
By:	Invesco Senior Secured Management, Inc. As Collateral Manager
,
as a Lender

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

NAUTIQUE FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager
,
as a Lender

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

MSIM Peconic Bay, Ltd.
By:	Invesco Senior Secured Management, Inc. As Collateral Manager
,
as a Lender

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Qualcomm Global Trading, Inc.
By:	Invesco Senior Secured Management, Inc. As Investment Manager
,
as a Lender

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

SAGAMORE CLO LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager
,
as a Lender

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc.
As the Asset Manager
,
as a Lender

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Invesco Van Kampen Senior Income Trust
By:	Invesco Senior Secured Management, Inc. as Sub-Adviser
,
as a Lender

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Invesco Van Kampen Senior Loan Fund
By:	Invesco Senior Secured Management, Inc. as Sub-Adviser
,
as a Lender

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

WASATCH CLO LTD
By:	INVESCO Senior Secured Management, Inc.
As Portfolio Manager
,
as a Lender

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

Invesco Zodiac Funds - Invesco US Senior Loan Fund
By:	Invesco Management S.A. As Investment Manager
,
as a Lender

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

GULF STREAM-COMPASS CLO 2005-II LTD
By:	Gulf Stream Asset Management, LLC
As Collateral Manager
,
as a Lender

By:	/s/ Stephen M. Riddell
	Name:	Stephen M. Riddell
	Title:	Portfolio Manager

[If a second signature is required]

By:
Name:
Title:

GULF STREAM-SEXTANT CLO 2007-1 LTD
By:	Gulf Stream Asset Management, LLC
As Collateral Manager

as a Lender

By:	/s/ Stephen M. Riddell
	Name:	Stephen M. Riddell
	Title:	Portfolio Manager

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

AF II US BD Holdings, L.P.
as a Lender

By:	/s/ Nav Rahentulla
	Name:	Nav Rahentulla
Title:

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

MOUNTAIN CAPITAL CLO VI, LTD.,
as a Lender

By:	/s/ Linda Pace
	Name:	LINDA PACE
	Title:	MANAGING DIRECTOR

[If a second signature is required]

By:
Name:
Title:

[Amendment No. 1 to Mattress Credit Agreement Signature Page]

MAPLETREE PORTFOLIO, as a Lender

By:	Babson Capital Management LLC as Investment Manager

By:	/s/ Kenneth M. Gacevich
	Name:	Kenneth M. Gacevich
	Title:	Managing Director

[Amendment No. 1 to Mattress Credit Agreement Signature Page]